                                                          [PIONEER LOGO]

PIONEER
MID-CAP
FUND

-------------------------
ANNUAL REPORT 9/30/00
-------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         17
      Notes to Financial Statements                                23
      Report of Independent Public Accountants                     28
      Results of Shareowner Meeting                                29
      Trustees, Officers and Service Providers                     30
      The Pioneer Family of Mutual Funds                           31
      Programs and Services for Pioneer Shareowners                32
      Retirement Plans from Pioneer                                34

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 9/30/00
   -----------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     By the time you read this report, we will all know how the financial markets responded to this year's election. Market reactions to presidential elections are often short-lived; after digesting the outcome, investors return to thinking about the factors that influence their portfolios: the economic outlook, the impact of higher interest rates and selecting the right investments.

     In addition to squeezing corporate profits, higher interest rates cause consumers to postpone or reduce nonessential purchases. The cumulative weight of these individual decisions and today's high energy prices can already be seen in spotty retail activity and lower sales of new cars and homes. As a result, the economy will probably back off from its extraordinary recent growth pace to lower, more sustainable levels.

     Now could be a perfect time to straighten up your financial house. Some of the steps you can take include contributing as much as you can to your company's retirement programs, deciding whether a Roth or Traditional IRA might be a better choice in your circumstances, and reassessing your investments in the light of changing markets. Your investment professional is your best guide to making these important decisions.

     AN IMPORTANT ANNOUNCEMENT FROM PIONEER

     I'm very happy to report that, on October 24, 2000, Pioneer Group, Inc. was acquired by UniCredito Italiano S.p.A. Based in Milan, UniCredito is one of Italy's largest banking groups, with assets under management of over $150 billion. As part of UniCredito, Pioneer will have access to greater resources and enjoy expanded global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success will continue and be strengthened. We are very pleased to be joining an organization with the reputation and breadth of UniCredito. Its flourishing investment management business will be combined with Pioneer's U.S. and European investment operations to form a truly world class investment asset management company.
     Sincerely,

     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.
     Chairman and President

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 9/30/00
--------------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

U.S. Common Stocks                                               90
Short-Term Cash Equivalents                                       6
International Common Stocks                                       3
Depositary Receipts for International Stocks                      1

     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

Technology                                                                        42
Healthcare                                                                        15
Capital Goods                                                                     11
Consumer Cyclicals                                                                 7
Utilities                                                                          7
Financial                                                                          6
Energy                                                                             6
Communication Services                                                             3
Consumer Staples                                                                   2
Other                                                                              1

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  Ciena Corp.                   2.75%   6.  Millennium Pharmaceuticals, Inc.  2.31%
       2.  Vitesse Semiconductor Corp.   2.65    7.  Forest Laboratories Inc.          1.92
       3.  Calpine Corp.                 2.63    8.  Veeco Instruments Inc.            1.78
       4.  Rational Software Corp.       2.59    9.  Genentech, Inc.                   1.73
       5.  Dynegy Inc.                   2.39   10.  Plexus Corp.                      1.64

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/00                               CLASS A SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/00      9/30/99
                              $23.15     $18.08

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 9/30/00)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           (As of September 30, 2000)

                                          NET ASSET          PUBLIC OFFERING
              PERIOD                        VALUE                 PRICE*
10 Years                                    16.31                 15.62
5 Years                                     14.63                 13.28
1 Year                                      49.93                 41.33

--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                   PIONEER MID-CAP FUND*                      INDEX
                                                                   ---------------------           ----------------------------
9/90                                                                       9425.00                           10000.00
                                                                          12799.00                           15032.00
9/92                                                                      14726.00                           16903.00
                                                                          18086.00                           20965.00
9/94                                                                      18560.00                           21301.00
                                                                          21573.00                           26789.00
9/96                                                                      23431.00                           30536.00
                                                                          28435.00                           42475.00
9/98                                                                      23913.00                           39796.00
                                                                          28478.00                           49943.00
9/00                                                                      42697.00                           71590.00

The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/00                               CLASS B SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/00      9/30/99
                              $21.68     $17.24

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 9/30/00)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS
                             (As of September 30, 2000)

                                                                   IF
                     PERIOD                         IF HELD     REDEEMED*
Life-of-Fund
  (2/1/96)                                           14.93%       14.67%
1 Year                                               48.51%       44.51%

--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000+

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                   PIONEER MID-CAP FUND*                      INDEX
                                                                   ---------------------           ----------------------------
2/96                                                                      10000.00                           10000.00
                                                                          10254.00                           10120.00
                                                                          10355.00                           10411.00
9/96                                                                      10765.00                           10714.00
                                                                          11174.00                           11362.00
                                                                           9956.00                           11194.00
                                                                          11079.00                           12843.00
9/97                                                                      12904.00                           14903.00
                                                                          11809.00                           15027.00
                                                                          14050.00                           16682.00
                                                                          13761.00                           16325.00
9/98                                                                      10728.00                           13963.00
                                                                          12868.00                           17899.00
                                                                          12641.00                           16758.00
                                                                          13249.00                           19128.00
9/99                                                                      12634.00                           17523.00
                                                                          16668.00                           20535.00
                                                                          19282.00                           23140.00
                                                                          17845.00                           22395.00
9/00                                                                      18563.00                           25118.00

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 9/30/00                               CLASS C SHARES
--------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            9/30/00      9/30/99
                             $22.32     $17.66

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 9/30/00)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           (As of September 30, 2000)

                                               IF                  IF
               PERIOD                         HELD              REDEEMED*
Life-of-Fund
(2/1/96)                                     15.36%               15.36%
1 Year                                       48.61                48.61

--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

GROWTH OF $10,000

                                                                                                   STANDARD & POOR'S MIDCAP 400
                                                                   PIONEER MID-CAP FUND*                      INDEX
                                                                   ---------------------           ----------------------------
2/96                                                                      10000.00                           10000.00
                                                                          10254.00                           10120.00
                                                                          10381.00                           10411.00
9/96                                                                      10795.00                           10714.00
                                                                          11198.00                           11362.00
                                                                           9982.00                           11194.00
                                                                          11215.00                           12843.00
9/97                                                                      13069.00                           14903.00
                                                                          11971.00                           15027.00
                                                                          14240.00                           16682.00
                                                                          13953.00                           16325.00
9/98                                                                      10877.00                           13963.00
                                                                          13052.00                           17899.00
                                                                          12848.00                           16758.00
                                                                          13474.00                           19128.00
9/99                                                                      12848.00                           17523.00
                                                                          16963.00                           20535.00
                                                                          19640.00                           23140.00
                                                                          18143.00                           22395.00
9/00                                                                      19093.00                           25118.00

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/00
--------------------------------------------------------------------------------

Pioneer Mid-Cap Fund took advantage of strength among mid-cap stocks to deliver strong performance during the fiscal year that ended on September 30. In the following pages, Portfolio Manager Eric J. Weigel reviews the market background and explains the strategies that produced these positive results.

Q. A LOT HAS BEEN WRITTEN ABOUT THE STRONG PERFORMANCE OF MID-CAP STOCKS THIS YEAR. DID THE FUND KEEP UP?

A. We did more than keep up. For the 12 months ending September 30, 2000, the Fund (Class A shares at net asset value) outperformed its benchmark, Standard & Poor's MidCap 400 Index, by nearly seven percentage points; the Class A shares total return was 49.93% compared to 43.22% for the Index. Class B and C shares also did better than the benchmark, with returns of 48.51% and 48.61%, respectively.

    However, the Fund lagged the 12-month average return of 53.43% for the 414 funds in the Lipper Multi-cap Growth funds category. (Lipper is an independent firm that tracks mutual fund performance.)

Q. OVER THE YEAR, YOU HAVE CUT BACK TECHNOLOGY SOMEWHAT AND BEGUN TO EMPHASIZE OTHER SECTORS. CAN YOU EXPLAIN WHY?

A. Since March, technology stocks of all sizes have been under selling pressure. First, the biotech sector was shaken when President Clinton and Britain's Prime Minister Blair declared that the fruits of the landmark human genome project ought to be public, not commercial, property. Later, analysts began to question the high valuations on technology stocks generally, as interest rates and energy costs continued to rise and cast doubt on earnings projections. Investors began moving away from overextended growth stocks toward mid-cap issues that measured up more favorably on traditional yardsticks such as price/earnings ratios. Lowered sales projections for personal computers are another factor in the technology slump, affecting computer manufacturers as well as makers of semiconductors, hard drives and a range of other components.

    Given all the shifts in technology, we have become more price conscious than many of our peer funds, a conservative approach that we feel cuts risk in times of market turbulence. Reducing the Fund's technology exposure is partly a decision to escape excess volatility, and partly because we are finding stocks with attractive growth prospects in sectors where prices aren't so extended and questions about earnings are fewer.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.  WHICH SECTORS HAVE AFFECTED PERFORMANCE?

A. Energy was the best-performing mid-cap sector this summer and although prices have risen sharply, we think they will continue to climb, especially if the upcoming winter is very cold. Energy now represents more than 5% of the portfolio, with Ocean Energy, Pioneer Natural Resources and Murphy Oil among our larger holdings.

    Our utilities holdings also have done well as we expanded exposure to this sector from 2.5% a year ago to around 6.5% now. We added Dynergy, Calpine and Montana Power, all of which are positioned to benefit from rising energy prices and demand for power. Enron, which we have held longer, is another well-positioned power producer.

Q. TECHNOLOGY IS STILL YOUR LARGEST SECTOR, AT NEARLY 40% OF THE PORTFOLIO. HOW HAS THIS EXPOSURE AFFECTED RESULTS?

A. The Fund's technology holdings boosted its performance, although the sector has been extremely volatile lately. Under the broad technology heading, we have had positive results in the semiconductor and semiconductor capital equipment sectors. The Fund also benefited from holdings of contract manufacturers, companies that build electronic devices under contract to others. Sanmina, Plexus and SCI Systems are examples. One of our most successful selections was Power-One, which makes backup power supplies for computers and networks.

    Weakness in telecommunication services hurt performance, however. Cell phone sales have fallen off, profit margins are tighter and there is more competition throughout the industry. Nevertheless, we think the telecom sector has good recovery prospects.

Q.  WHAT ABOUT BIOTECH?

A. Biotech is the technology side of healthcare. As noted earlier, the sector was weak for much of the period. But Millennium Pharmaceuticals and Biogen were successful choices. Overall, results were mixed in the healthcare sector.

Q. THERE'S EVIDENCE THAT THE ECONOMY IS SLOWING. WHAT EFFECT HAS THAT HAD ON THE FUND?

A. The prospect of a slowing economy is one reason for the market's recent weakness. In particular, concern that consumers will keep their money in

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/00  (CONTINUED)
--------------------------------------------------------------------------------

    their pockets this holiday season has affected stocks of many consumer goods manufacturers. The Fund benefited from its underweighted positions (relative to the benchmark) in consumer staples and financial companies.

Q.  AGAINST THIS BACKGROUND, WHAT IS YOUR OUTLOOK FOR MID-CAP STOCKS?

A. Despite months of volatile markets, we are very positive about the outlook for mid-sized companies. Mid-cap earnings growth rates now exceed those of small-capitalization companies and are catching up to the rates of large-capitalization stocks. Mid-caps have been adept at developing new technologies and have a history of being acquired by larger corporations, although we can't guarantee these trends will continue.

    Of course, along with their prospects for higher returns, mid-cap stocks may also be subject to greater short-term price fluctuations than securities of large companies.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/00
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               COMMON STOCKS - 94.2%
               BASIC MATERIAL - 1.0%
               CHEMICALS (SPECIALTY) - 0.4%
    130,000    Cytec Industries, Inc.*                                     $    4,346,875
                                                                           --------------
               PAPER & FOREST PRODUCTS - 0.6%
    145,000    Bowater, Inc                                                $    6,733,438
                                                                           --------------
               TOTAL BASIC MATERIAL                                        $   11,080,313
                                                                           --------------
               CAPITAL GOODS - 10.3%
               ELECTRICAL EQUIPMENT - 8.1%
     35,000    Active Power, Inc.*                                         $    2,170,000
    200,000    American Power Conversion Corp.*                                 3,837,500
    250,000    Kemper Corp.*                                                    6,906,250
    250,000    Plexus Corp.*                                                   17,625,000
    225,000    Power-One, Inc.*                                                13,616,015
    170,000    Sanmina Corp.*                                                  15,916,250
    200,000    Symbol Technologies, Inc                                         7,187,500
    400,000    SCI Systems, Inc.*                                              16,400,000
    290,625    Vishay Intertechnology, Inc.*                                    8,936,719
                                                                           --------------
                                                                           $   92,595,234
                                                                           --------------
               MACHINERY (DIVERSIFIED) - 0.7%
    150,000    APW Ltd.*                                                   $    7,312,500
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 1.5%
    300,000    Jabil Circuit Inc.*                                         $   17,025,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  116,932,734
                                                                           --------------
               COMMUNICATION SERVICES - 2.6%
               CELLULARE/WIRELESS - 1.8%
    240,000    Powerwave Technologies Inc.*                                $    9,112,500
     65,000    Voicestream Wireless Corp.*                                      7,544,063
    125,000    Western Wireless Corp.*                                          4,453,125
                                                                           --------------
                                                                           $   21,109,688
                                                                           --------------
               TELEPHONE - 0.8%
    150,000    Qwest Communications International Inc.*                    $    7,209,375
     84,900    Williams Communications Group*                                   1,698,000
                                                                           --------------
                                                                           $    8,907,375
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $   30,017,063
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               CONSUMER CYCLICALS - 6.7%
               RETAIL (COMPUTER & ELECTRONICS) - 0.8%
    140,000    Best Buy Co., Inc.*                                         $    8,907,500
                                                                           --------------
               RETAIL (DISCOUNTERS) - 1.4%
    225,000    Dollar Tree Stores Inc.*                                    $    9,126,563
    375,000    Family Dollar Stores, Inc.                                       7,218,750
                                                                           --------------
                                                                           $   16,345,313
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 0.5%
    170,000    BJ's Wholesale Club, Inc.*                                  $    5,801,250
                                                                           --------------
               RETAIL (HOME SHOPPING) - 0.3%
    600,000    Network Commerce Inc.*                                      $    3,356,250
                                                                           --------------
               RETAIL (SPECIALTY) - 1.1%
    280,000    Bed Bath & Beyond, Inc.*                                    $    6,829,375
    155,000    Williams-Sonoma, Inc.*                                           5,386,250
                                                                           --------------
                                                                           $   12,215,625
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.2%
    125,000    DoubleClick Inc.*                                           $    4,000,000
    120,000    TMP Worldwide Inc.*                                              9,660,000
                                                                           --------------
                                                                           $   13,660,000
                                                                           --------------
               SERVICES (COMMERCIAL & CONSUMER) - 0.9%
    100,000    Apollo Group Inc.*                                          $    3,987,500
    125,000    Convergys Corp.*                                                 4,859,374
    141,500    Exult Inc.*                                                      1,954,469
                                                                           --------------
                                                                           $   10,801,343
                                                                           --------------
               TEXTILES (APPAREL) - 0.5%
    200,000    Jones Apparel Group, Inc.*                                  $    5,300,000
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $   76,387,281
                                                                           --------------
               CONSUMER STAPLES - 2.2%
               BROADCASTING (CABLE/TELEVISION/RADIO) - 1.1%
    100,000    Hispanic Broadcasting Corp.*                                $    2,787,500
    270,000    Univision Communications Inc.*                                  10,091,250
                                                                           --------------
                                                                           $   12,878,750
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               RESTAURANTS - 1.1%
    225,000    Brinker International Inc.*                                 $    6,778,125
    125,000    Starbucks Corp.*                                                 5,007,813
                                                                           --------------
                                                                           $   11,785,938
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $   24,664,688
                                                                           --------------
               ENERGY - 5.1%
               OIL & GAS (PRODUCTION/EXPLORATION) - 2.1%
    100,000    Murphy Oil Corp.                                            $    6,481,250
    500,000    Ocean Energy Inc.*                                               7,718,750
    400,000    Pioneer Natural Resources Co.                                    5,675,000
    200,000    Suncor Energy Inc.                                               4,425,000
                                                                           --------------
                                                                           $   24,300,000
                                                                           --------------
               OIL & GAS (REFINING & MARKETING) - 0.4%
    150,000    Tosco Corp.                                                 $    4,678,125
                                                                           --------------
               OIL & GAS (DRILLING & EQUIPMENT) - 2.1%
    200,000    ENSCO International, Inc.                                   $    7,650,000
    125,000    Nabors Industries, Inc.*                                         6,550,000
     75,000    Tidewater, Inc.                                                  3,412,500
    325,000    Varco International Inc.*                                        6,764,063
                                                                           --------------
                                                                           $   24,376,563
                                                                           --------------
               OIL (DOMESTIC INTEGRATED) - 0.5%
    225,000    Conoco, Inc.                                                $    5,878,125
                                                                           --------------
               TOTAL ENERGY                                                $   59,232,813
                                                                           --------------
               FINANCIALS - 5.5%
               INSURANCE (PROPERTY/CASUALTY) - 1.4%
    140,000    Allmerica Financial Corp.                                   $    8,951,250
    100,000    Exel Ltd.                                                        7,350,000
                                                                           --------------
                                                                           $   16,301,250
                                                                           --------------
               BANKS (REGIONAL) - 1.6%
     90,000    Marshall & Ilsley Corp.                                     $    4,511,250
    400,000    North Fork Bancorporation, Inc.                                  8,650,000
    125,000    TCF Financial Corp.                                              4,703,125
                                                                           --------------
                                                                           $   17,864,375
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               INVESTMENT BANKING/BROKERAGE - 2.5%
    150,000    Edwards (A.G.), Inc.                                        $    7,846,875
    150,000    Legg Mason Inc.                                                  8,718,750
    180,000    Stilwell Financial Corp.                                         7,830,000
    250,000    TD Waterhouse Group, Inc.*                                       4,656,250
                                                                           --------------
                                                                           $   29,051,875
                                                                           --------------
               TOTAL FINANCIALS                                            $   63,217,500
                                                                           --------------
               HEALTHCARE - 14.4%
               BIOTECHNOLOGY - 9.2%
    155,000    Biogen Inc.*                                                $    9,455,000
    225,000    Chiron Corp.*                                                   10,125,000
    100,000    Genentech, Inc.*                                                18,568,750
    125,000    Genzyme Corp*                                                    8,523,437
     75,000    Gilead Sciences, Inc.*                                           8,226,563
    150,000    Incyte Genomics Inc.*                                            6,168,750
     75,000    Invitrogen Corp.*                                                5,334,375
    180,000    MedImmune Inc.*                                                 13,905,000
    170,000    Millennium Pharmaceuticals, Inc.*                               24,830,625
                                                                           --------------
                                                                           $  105,137,500
                                                                           --------------
               HEALTHCARE (DIVERSIFIED) - 2.3%
     75,000    Allergan, Inc.                                              $    6,332,813
     50,000    Biovail Corp International*                                      4,071,875
    200,000    Elan Corp. Plc (A.D.R.)*                                        10,950,000
    150,000    Lincare Holdings Inc.*                                           4,303,125
                                                                           --------------
                                                                           $   25,657,813
                                                                           --------------
               HEALTHCARE (DRUGS/GENERIC & OTHER) - 1.1%
    100,000    Sepracor, Inc.*                                             $   12,268,750
                                                                           --------------
               HEALTHCARE (DRUG/MAJOR PHARMACEUTICALS) - 1.8%
    180,000    Forest Laboratories Inc.*                                   $   20,643,750
                                                                           --------------
               TOTAL HEALTHCARE                                            $  163,707,813
                                                                           --------------
               TECHNOLOGY - 39.5%
               COMPUTERS (NETWORKING) - 0.6%
    220,000    Radware Ltd.*                                               $    6,600,000
                                                                           --------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.1%
    150,000    Flextronics International Ltd.*                             $   12,318,750
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               COMMUNICATIONS EQUIPMENT - 4.8%
    330,000    ADC Telecommunications, Inc.*                               $    8,873,906
    240,000    Ciena Corp.*                                                    29,475,000
    250,000    Harmonic, Inc.*                                                  6,000,000
     75,000    ITXC Corp.*                                                      1,096,875
    150,000    RF Micro Devices Inc.*                                           4,706,250
    150,000    Terayon Communications Systems, Inc.*                            5,090,625
                                                                           --------------
                                                                           $   55,242,656
                                                                           --------------
               COMPUTERS (PERIPHERALS) - 2.3%
     60,000    EMC Corp.*                                                  $    5,947,500
    345,000    Genuity Inc.*                                                    2,253,281
     60,000    Lycos, Inc.*                                                     4,125,938
    670,000    Quantum Corp.*                                                  10,091,875
    150,000    Xircom Inc.*                                                     3,787,500
                                                                           --------------
                                                                           $   26,206,094
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 8.8%
    300,000    Cadence Design System Inc.*                                 $    7,706,250
    130,000    Entrust Technologies Inc.*                                       3,591,250
    120,000    Electronic Arts, Inc.*                                           5,925,000
     50,000    Inktomi Corp.*                                                   5,700,000
    225,000    Intuit, Inc.*                                                   12,825,000
    380,000    Legato Systems, Inc.*                                            5,106,250
    400,000    Mail.com Inc.*                                                   2,087,500
    175,000    Network Associates, Inc.*                                        3,959,375
    100,000    Peregrine Systems, Inc.*                                         1,893,750
    400,000    Rational Software Corp.*                                        27,750,000
    130,000    Synopsys, Inc.*                                                  4,923,750
    225,000    Sybase Inc.*                                                     5,175,000
     75,000    Symantec Corp.*                                                  3,300,000
    203,000    Wind River Systems, Inc.*                                        9,731,313
                                                                           --------------
                                                                           $   99,674,438
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/00                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               ELECTRONICS (SEMICONDUCTORS) - 15.2%
    200,000    Adaptec, Inc.*                                              $    4,000,000
    200,000    Altera Corp.*                                                    9,550,000
    250,000    Anadigics Inc.*                                                  5,531,250
    900,000    Atmel Corp.*                                                    13,668,750
    265,000    Cypress Semiconductor Corp.*                                    11,014,063
    120,000    Integrated Device Tech Inc.*                                    10,860,000
    250,000    Kopin Corp.*                                                     4,500,000
     80,000    Linear Technology Corp.                                          5,180,000
    165,000    Microchip Technology, Inc.*                                      5,455,313
    100,000    Maxim Integrated Products*                                       8,043,750
    100,000    Nvidia Corp.*                                                    8,187,500
    150,000    Qlogic Corp.*                                                   13,200,000
    110,000    Sawtech Inc.*                                                    4,236,719
    100,000    Semtech Corp.*                                                   4,312,500
     85,000    Sandisk Corp.*                                                   5,673,750
    150,000    Triquint Semiconductor Inc.*                                     5,465,622
    320,000    Vitesse Semiconductor Corp.*                                    28,460,000
    150,000    Waters Corp.*                                                   13,350,000
    150,000    Xilinx, Inc.*                                                   12,843,750
                                                                           --------------
                                                                           $  173,532,967
                                                                           --------------
               ELECTRONICS (DEFENSE) - 0.3%
    100,000    General Motors Corp. (Class H)                              $    3,718,000
                                                                           --------------
               EQUIPMENT (SEMICONDUCTOR) - 4.7%
     75,000    Brooks Automation Inc.*                                     $    2,484,375
     60,000    Emcore Corp.*                                                    2,494,688
    180,000    KLA-Tencor Corp.*                                                7,413,750
    350,000    Lam Research Corp.*                                              7,328,125
    180,000    Novellus Systems, Inc.*                                          8,381,250
    100,000    PRI Automation Inc.*                                             1,825,000
    120,000    Teradyne Inc.*                                                   4,200,000
    180,000    Veeco Instruments Inc.*                                         19,127,812
                                                                           --------------
                                                                           $   53,255,000
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               SERVICES (DATA PROCESSING) - 1.7%
     95,000    DST Systems Inc.*                                           $   11,162,500
    145,000    Fiserv, Inc.*                                                    8,681,875
                                                                           --------------
                                                                           $   19,844,375
                                                                           --------------
               TOTAL TECHNOLOGY                                            $  450,392,280
                                                                           --------------
               TRANSPORTATION - 0.3%
               AIR FREIGHT - 0.3%
    130,000    CNF Transportation Inc.                                     $    2,892,500
                                                                           --------------
               TOTAL TRANSPORTATION                                        $    2,892,500
                                                                           --------------
               UTILITIES - 6.6%
               ELECTRIC COMPANIES - 0.5%
    172,500    Montana Power Co.                                           $    5,757,187
                                                                           --------------
               NATURAL GAS - 3.4%
    450,000    Dynegy Inc.+                                                $   25,650,000
    150,000    Enron Corp.                                                     13,143,750
                                                                           --------------
                                                                           $   38,793,750
                                                                           --------------
               POWER PRODUCERS (INDEPENDENT) - 2.7%
    270,000    Calpine Corp.*                                              $   28,181,250
     67,400    Southern Energy, Inc.*                                           2,114,675
                                                                           --------------
                                                                           $   30,295,925
                                                                           --------------
               TOTAL UTILITIES                                             $   74,846,862
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $751,485,012)                                         $1,073,371,847
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/00                             (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
               TEMPORARY CASH INVESTMENTS - 5.8%
               COMMERCIAL PAPER -- 5.8%
$18,234,000    Citicorp, Inc., 6.55%, 10/2/00                              $   18,234,000
$26,164,000    Exxon Project, 6.55%, 10/3/00                               $   26,164,000
$21,330,000    Ford Motor Credit Corp., 6.57%, 10/4/00                     $   21,330,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $65,728,000)                                          $   65,728,000
                                                                           --------------
               TOTAL INVESTMENTS IN SECURITIES AND
               TEMPORARY CASH INVESTMENTS - 100%
               (Cost $817,213,012)(a)                                      $1,139,099,847
                                                                           --------------

    *  Non-income producing security.
    + A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at September 30, 2000.
  (a) At September 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $818,298,241 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over cost         $394,739,351
       Aggregate gross unrealized loss for all investments
       in which there is an excess of cost over value          (73,937,745)
                                                              ------------
       Net unrealized gain                                    $320,801,606
                                                              ------------

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2000, aggregated $774,864,613 and $789,882,217, respectively.

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/00
--------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
        cash investment of $65,728,000) (cost $817,213,012)       $1,139,099,847
     Cash                                                              3,128,638
     Receivables -
        Investment securities sold                                    14,778,418
        Fund shares sold                                               4,536,916
        Dividends and interest                                           107,513
     Other                                                                29,889
                                                                  --------------
           Total assets                                           $1,161,681,221
                                                                  --------------
  LIABILITIES:
     Payables -
        Investments purchased                                     $   12,216,895
        Fund shares repurchased                                        8,604,359
        Variation margin                                                 367,500
     Due to affiliates                                                   857,924
     Accrued expenses                                                     96,539
     Other                                                                74,959
                                                                  --------------
           Total liabilities                                      $   22,218,176
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $  667,400,002
     Accumulated undistributed net realized gain on
      investments and futures contracts                              151,038,083
     Net unrealized gain on investments                              321,886,835
     Net unrealized loss on futures contracts                           (861,875)
                                                                  --------------
           Total net assets                                       $1,139,463,045
                                                                  --------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $1,054,081,380/45,523,037 shares)          $        23.15
                                                                  --------------
     Class B (based on $73,967,939/3,411,974 shares)              $        21.68
                                                                  --------------
     Class C (based on $11,413,726/511,359 shares)                $        22.32
                                                                  --------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        24.56
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
     FOR THE YEAR ENDED 9/30/00

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of
      $8,460)                                             $  1,804,050
    Interest                                                 3,859,187
                                                          ------------
          Total investment income                                            $  5,663,237
                                                                             ------------
 EXPENSES:
    Management fees
       Basic fee                                          $  6,367,346
       Performance adjustment                               (1,518,186)
    Transfer agent fees
       Class A                                               1,222,716
       Class B                                                 146,561
       Class C                                                  25,724
    Distribution fees
       Class A                                               2,011,953
       Class B                                                 451,813
       Class C                                                  71,139
    Administrative                                             199,963
    Custodian fees                                              89,417
    Professional                                                45,092
    Registration fees                                           64,721
    Printing                                                    44,486
    Fees and expenses of nonaffiliated trustees                 44,238
    Miscellaneous                                               16,186
                                                          ------------
          Total expenses                                                     $  9,283,169
          Less fees paid indirectly                                              (211,175)
                                                                             ------------
          Net expenses                                                       $  9,071,994
                                                                             ------------
             Net investment loss                                             $ (3,408,757)
                                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized gain from:
       Investments                                        $154,397,959
       Futures contracts                                     5,885,852       $160,283,811
                                                          ------------
                                                                             ------------
    Change in net unrealized gain or loss from:
       Investments                                        $208,789,465
       Futures contracts                                      (330,275)      $208,459,190
                                                          ------------       ------------
             Net gain on investments and futures
              contracts                                                      $368,743,001
                                                                             ------------
             Net increase in net assets resulting from
              operations                                                     $365,334,244
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 9/30/00 AND 9/30/99

                                                              YEAR ENDED      YEAR ENDED
                                                               9/30/00          9/30/99
 FROM OPERATIONS:
 Net investment loss                                        $   (3,408,757)  $  (2,157,525)
 Net realized gain on investments and futures contracts        160,283,811     137,848,938
 Change in net unrealized gain on investments and futures
  contracts                                                    208,459,190      10,279,849
                                                            --------------   -------------
       Net increase in net assets resulting from
        operations                                          $  365,334,244   $ 145,971,262
                                                            --------------   -------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain:
       Class A ($3.09 and $1.45 per share, respectively)    $ (124,379,954)  $ (66,006,774)
       Class B ($3.09 and $1.45 per share, respectively)        (2,553,584)       (845,625)
       Class C ($3.09 and $1.45 per share, respectively)          (546,124)       (198,399)
                                                            --------------   -------------
             Total distributions to shareholders            $ (127,479,662)  $ (67,050,798)
                                                            --------------   -------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $  368,136,465   $ 240,793,033
 Reinvestment of distributions                                 119,014,289      62,887,503
 Cost of shares repurchased                                   (338,672,805)   (404,156,562)
                                                            --------------   -------------
       Net increase (decrease) in net assets resulting
        from fund share transactions                        $  148,477,949   $(100,476,026)
                                                            --------------   -------------
       Net increase (decrease) in net assets                $  386,332,531   $ (21,555,562)
 NET ASSETS:
 Beginning of year                                             753,130,514     774,686,076
                                                            --------------   -------------
 End of year (including accumulated net investment loss of
  $0 and $0, respectively)                                  $1,139,463,045   $ 753,130,514
                                                            --------------   -------------

              CLASS A                '00 SHARES     '00 AMOUNT     '99 SHARES     '99 AMOUNT
 Shares sold                         11,639,402    $ 255,803,216   11,260,083    $ 201,955,045
 Reinvestment of distributions        6,429,086      116,109,271    3,790,939       61,943,942
 Less shares repurchased             (13,449,248)   (290,121,919)  (20,558,938)   (369,941,102)
                                     ----------    -------------   ----------    -------------
          Net increase (decrease)     4,619,240    $  81,790,568   (5,507,916)   $(106,042,115)
                                     ----------    -------------   ----------    -------------
 CLASS B
 Shares sold                          4,476,958    $  93,250,316      801,404    $  13,854,741
 Reinvestment of distributions          140,035        2,389,002       49,019          771,073
 Less shares repurchased             (1,825,431)     (36,515,030)    (603,225)     (10,384,022)
                                     ----------    -------------   ----------    -------------
          Net increase                2,791,562    $  59,124,288      247,198    $   4,241,792
                                     ----------    -------------   ----------    -------------
 CLASS C
 Shares sold                            936,123    $  19,082,933    1,413,709    $  24,983,247
 Reinvestment of distributions           29,386          516,016       10,734          172,488
 Less shares repurchased               (624,309)     (12,035,856)  (1,343,864)     (23,831,438)
                                     ----------    -------------   ----------    -------------
          Net increase                  341,200    $   7,563,093       80,579    $   1,324,297
                                     ----------    -------------   ----------    -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/00
--------------------------------------------------------------------------------

                                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                        CLASS A                            9/30/00       9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of year                        $   18.08      $  16.53      $  23.39     $   21.12     $    21.48
                                                          ----------     --------      --------     ----------    ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $   (0.06)     $  (0.05)     $  (0.07)    $   (0.08)    $     0.18
  Net realized and unrealized gain (loss) on
    investments and futures contracts                          8.22          3.05         (3.44)         4.23           1.47
                                                          ----------     --------      --------     ----------    ----------
      Net increase (decrease) from investment
        operations                                        $    8.16      $   3.00      $  (3.51)    $    4.15     $     1.65
Distributions to shareholders:
  Net investment income                                          --            --            --            --          (0.30)
  Net realized gain                                           (3.09)        (1.45)        (3.35)        (1.88)         (1.71)
                                                          ----------     --------      --------     ----------    ----------
Net increase (decrease) in net asset value                $    5.07      $   1.55      $  (6.86)    $    2.27     $    (0.36)
                                                          ----------     --------      --------     ----------    ----------
Net asset value, end of year                              $   23.15      $  18.08      $  16.53     $   23.39     $    21.12
                                                          ==========     ========      ========     ==========    ==========
Total return*                                                 49.93%        19.09%       (15.90)%       21.36%          8.61%
Ratio of net expenses to average net assets+                   0.86%         0.88%         0.79%         0.87%          0.90%
Ratio of net investment income (loss) to average net
  assets+                                                     (0.30)%       (0.27)%       (0.35)%       (0.37)%         0.85%
Portfolio turnover rate                                          81%          150%          110%           63%            75%
Net assets, end of year (in thousands)                    $1,054,081     $739,427      $767,257     $1,048,648    $1,008,177
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 0.84%         0.86%         0.79%         0.85%          0.88%
  Net investment income (loss)                                (0.28)%       (0.25)%       (0.35)%       (0.35)%         0.87%

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/00
--------------------------------------------------------------------------------

                                                     YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
                    CLASS B                          9/30/00(A)       9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                   $ 17.24        $ 15.99        $22.98        $21.02        $19.28
                                                       -------        -------        ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income (loss)                         $ (0.26)       $ (0.10)       $(0.18)       $(0.22)       $ 0.12
  Net realized and unrealized gain (loss) on
    investments and futures contracts                     7.79           2.80         (3.46)         4.06          1.78
                                                       -------        -------        ------        ------        ------
      Net increase (decrease) from investment
        operations                                     $  7.53        $  2.70        $(3.64)       $ 3.84        $ 1.90
Distributions to shareholders:
  Net investment income                                     --             --            --            --         (0.16)
  Net realized gain                                      (3.09)         (1.45)        (3.35)        (1.88)           --
                                                       -------        -------        ------        ------        ------
Net increase (decrease) in net asset value             $  4.44        $  1.25        $(6.99)       $ 1.96        $ 1.74
                                                       -------        -------        ------        ------        ------
Net asset value, end of period                         $ 21.68        $ 17.24        $15.99        $22.98        $21.02
                                                       =======        =======        ======        ======        ======
Total return*                                            48.51%         17.76%       (16.86)%       19.87%         9.88%
Ratio of net expenses to average net assets+              1.85%          1.91%         1.81%         2.00%         1.68%**
Ratio of net investment loss to average net
  assets+                                                (1.28)%        (1.31)%       (1.38)%       (1.51)%       (0.26)%**
Portfolio turnover rate                                     81%           150%          110%           63%           75%
Net assets, end of period (in thousands)               $73,968        $10,699        $5,969        $5,045        $4,939
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                            1.83%          1.89%         1.80%         1.96%         1.66%**
  Net investment loss                                    (1.26)%        (1.29)%       (1.37)%       (1.47)%       (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/00
--------------------------------------------------------------------------------

                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
                      CLASS C                           9/30/00       9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                    $ 17.66        $16.30        $23.33        $21.12        $19.28
                                                        -------        ------        ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $ (0.01)       $(0.07)       $(0.18)       $(0.20)       $ 0.03
  Net realized and unrealized gain (loss) on
    investments and futures contracts                      7.76          2.88         (3.50)         4.29          1.93
                                                        -------        ------        ------        ------        ------
      Net increase (decrease) from investment
        operations                                      $  7.75        $ 2.81        $(3.68)       $ 4.09        $ 1.96
Distributions to shareholders:
  Net investment income                                      --            --            --            --         (0.12)
  Net realized gain                                       (3.09)        (1.45)        (3.35)        (1.88)           --
                                                        -------        ------        ------        ------        ------
Net increase (decrease) in net asset value              $  4.66        $ 1.36        $(7.03)       $ 2.21        $ 1.84
                                                        -------        ------        ------        ------        ------
Net asset value, end of period                          $ 22.32        $17.66        $16.30        $23.33        $21.12
                                                        =======        ======        ======        ======        ======
Total return*                                             48.61%        18.13%       (16.77)%       21.07%        10.18%
Ratio of net expenses to average net assets+               1.88%         1.86%         1.75%         1.91%         1.96%**
Ratio of net investment loss to average net assets+       (1.32)%       (1.26)%       (1.31)%       (1.43)%       (0.29)%**
Portfolio turnover rate                                      81%          150%          110%           63%           75%
Net assets, end of period (in thousands)                $11,414        $3,005        $1,460        $  752        $  379
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                             1.86%         1.82%         1.74%         1.87%         1.93%**
  Net investment loss                                     (1.30)%       (1.22)%       (1.30)%       (1.39)%       (0.26)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

    PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS 9/30/00
--------------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. After shareholder and regulatory approval, UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. (PGI) on October 24, 2000. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/00                       (CONTINUED)
--------------------------------------------------------------------------------

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized by the Fund. Changes in the values of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

       At September 30, 2000, open futures contracts were as follows:

                 NUMBER OF
                 CONTRACTS     SETTLEMENT     MARKET      UNREALIZED
TYPE            LONG/(SHORT)     MONTH         VALUE         LOSS
----            ------------   ----------   -----------   ----------
S&P MidCap 400     175           12/00      $47,713,750   ($861,875)

    C. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At September 30, 2000, the Fund has reclassified $3,408,757 from accumulated undistributed net realized gain on investments and futures contracts, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax taxes.

     The Fund has designated $118,680,263 as a capital gain dividend for purposes of the dividend paid deduction.

  D. FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $26,001 in underwriting commissions on the sale of fund shares during the year ended September 30, 2000.

  E. CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/00                       (CONTINUED)
--------------------------------------------------------------------------------

0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2000, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,646,023. For the year ended September 30, 2000, the management fee was equivalent to a rate of 0.475% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2000, $473,795 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $124,059 in transfer agent fees payable to PSC at September 30, 2000.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%.

Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $260,070 in distribution fees payable to PFD at September 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2000, CDSCs in the amount of $164,850 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2000, the Fund's expenses were reduced by $211,175 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2000, the Fund had no borrowings under this agreement.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER MID-CAP FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of September 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 3, 2000

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Mid-Cap Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of Pioneer, by UniCredito Italiano S.p.A. is consummated. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

     AFFIRMATIVE               AGAINST          ABSTAIN
31,979,957.471           1,759,763.462    1,114,900.958

PROPOSAL 2 -- TO ELECT TRUSTEES.

       NOMINEE             AFFIRMATIVE         WITHHELD
M.K. Bush               33,667,905.359    1,186,716.632
J.F. Cogan, Jr.         33,502,934.179    1,351,687.712
Dr. R.H. Egdahl         33,605,091.681    1,249,530.210
M.B.W. Graham           33,642,486.442    1,212,135.449
M.A. Piret              33,649,306.251    1,205,315.640
D.D. Tripple            33,636,300.628    1,218,321.263
S.K. West               33,622,506.751    1,232,115.140
J. Winthrop             33,653,063.217    1,201,558.674

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      Marguerite A. Piret                Eric J. Weigel, Senior Vice President
      David D. Tripple                   Eric W. Reckard, Treasurer
      Stephen K. West                    Joseph P. Barri, Secretary
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

--------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal
 Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA)
An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(K) PLAN

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA PLAN
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(B) PLAN
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
SEPs let self-employed people and small-business owners make tax- deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

PROFIT SHARING PLAN
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

AGE-WEIGHTED PROFIT SHARING PLAN
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

MONEY PURCHASE PENSION PLAN (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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                           THIS PAGE FOR YOUR NOTES.

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                           THIS PAGE FOR YOUR NOTES.

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    HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   PIONEER LOGO

    PIONEER INVESTMENT MANAGEMENT, INC.                     9086-00-1100
    60 STATE STREET                                         G PIONEER FUNDS DISTRIBUTOR,
    BOSTON, MASSACHUSETTS 02109                             INC.
    WWW.PIONEERFUNDS.COM                                    RECYCLE LOGO PRINTED ON
                                                            RECYCLED PAPER